Exhibit 10.1

ASSIGNMENT OF SECURITIES PURCHASE AGREEMENT

This Assignment Agreement (the “Assignment Agreement”), dated February 10, 2022 is entered into between Hudson Capital, Inc., a British Virgin Islands company (the “Company”), ATW Opportunities Master Fund L.P. (the “Assignor”) and parties set forth on Schedule I hereto (each, an “Assignee” and collectively the “Assignees”).

WHEREAS the Company and the Assignor have previously entered into a Securities Purchase Agreement dated December 13, 2021 as amended by Amendment No. 1 to the Agreement dated December 16, 2021 (as amended, the “Agreement”);

WHEREAS, the Agreement provided for the purchase by the Assignor of 1,177,500 pre-funded warrants of the Company for an aggregate purchase price of $2,355,000;

WHEREAS, assignment of the Agreement requires the consent of the parties thereto;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Assignment Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Assignor and the Assignees agree as follows:

1. Defined terms not otherwise defined herein shall have the meaning given to them in the Agreement and provisions of the Agreement not otherwise amended hereby shall continue in full force and effect.

2. The Assignor hereby assigns its right to purchase that number of pre-funded warrants for a per warrant purchase price of $2.00 each Assignee as set forth on Schedule I hereto and the related obligations under the Agreement to the Assignee (the “Assignment”) and the Company hereby consents to the Assignment. The Company hereby agrees that the Assignees shall be entitled to all other rights under the Agreement along with Purchaser (other than to purchase additional pre-funded warrants) including, without limitation, Section 4.7 of the Agreement.

3. The Assignees and the Company agree that the closing of the Assignment may occur prior to the closing of the remainder of the transactions contemplated by the Agreement. The Assignees and the Company further agree that the funding of the purchase price shall be made into an escrow account to be established at Loeb & Loeb LLP in accordance with the instructions set forth on Schedule II hereto.

5. Except as set forth herein or unless the context indicates otherwise, all references to the “Purchaser” in Article II shall be deemed to refer to each Assignee.

6. Each of the representations and warranties set forth in Section 3.2 of the Agreement that are being made by the Purchaser shall be deemed to be made by each of the Assignees.

7. This Agreement may be executed in one or more counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed by their respective authorized signatories as of the date first indicated above.

HUDSON CAPITAL INC.		Address for Notice: 19 West 44th Street, Suite 1001 New York, NY 10036
By:	/s/ Warren Wang	Fax:
Name:	Warren Wang
Title:	Chief Executive Officer

With a copy to (which shall not constitute notice)
Sichenzia Ross Ference LLP 1185 Avenue of the Americas, 31st Floor New York, NY 10036 Attention: Benjamin Tan, Esq.

ATW OPPORTUNITIES MASTER FUND L.P.		Address for Notice: 7969 NW 2nd Street, #415 Miami, FL 33126
By:	ATW Partners Opportunities Fund GP, LLC	Fax:

By:	/s/ Antonio Ruiz-Gimenez, Jr.
Name:	Antonio Ruiz-Gimenez, Jr.
Title:	Member

With a copy to (which shall not constitute notice):
Loeb & Loeb LLP 345 Park Avenue New York, NY 10154 Attention: Mitchell Nussbaum, Esq.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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ASSIGNEE:

FEA FR8 LLC		Address for Notice:

By:		Fax:

By:	/s/ Andrew Intrater
Name:	Andrew Intrater
Title:	Manger

ASSIGNEE:

Yuri Kokush		Address for Notice:

By:		Fax:

By:	/s/ Yuri Kokush
Name:
Title:

ASSIGNEE:

Ignacio Mounetou		Address for Notice:

By:

By:	/s/ Ignacio Mounetou
Name:		Fax:
Title:

ASSIGNEE:

Grays West Ventures LLC		Address for Notice:

By:		Fax:

By:	/s/ Edmundo Gonzalez
Name:	Edmundo Gonzalez
Title:	Manager

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ASSIGNEE:

Winston J. Churchill		Address for Notice:

By:		Fax:

By:	/s/ Winston J. Churchill
Name:
Title:

ASSIGNEE:

M&M Energy Investors LLC		Address for Notice:

By:		Fax:

By:	/s/ Kerry Miller
Name:	Kerry Miller
Title:	Partner

ASSIGNEE:

Michael Richter		Address for Notice:

By:	/s/ Michael Richter	Fax:

By:
Name:
Title:

ASSIGNEE:

Sharbaugh Trust		Address for Notice:

By:		Fax:

By:	/s/ John Justin Churchill
Name:	John Justin Churchill
Title:	Trustee

ASSIGNEE:

The Ezrah Charitable Trust		Address for Notice:

By:		Fax:

By:	/s/ David Cohen
Name:	David Cohen
Title:	Trustee

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SCHEDULE I

ASSIGNEE	NUMBER OF WARRANTS	AGGREGATE PURCHASE PRICE
FEA FR8 LLC	65,022	$130,108
Yuri Kokush	93,241	$186,575
Ignacio Mounetou	13,004	$26,022
Grays West Ventures LLC	6,502	$13,011
Winston J. Churchill	13,004	$26,022
M&M Energy Investors LLC	2,341	$4,684
Michael Richter	3,411	$6,826
Sharbaugh Trust	2,604	$5,211
The Ezrah Charitable Trust	478,620	$957,718

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SCHEDULE II

[FUNDING INSTRUCTIONS FROM ESCROW]

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